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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC  20549


                                   ---------------


                                       FORM 8-K



                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported):  JUNE 8, 1998
                                                           -------------

                                    COCENSYS, INC.
                                    --------------
                  (Exact Name of Registrant as Specified in Charter)



DELAWARE                            0-20954                           33-0538836
--------                            -------                           ----------
(State or Other                   (Commission                      (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)



201 TECHNOLOGY DRIVE, IRVINE, CALIFORNIA                                   92618
----------------------------------------                                   -----
(Address of Principal Executive Office)                               (Zip Code)



         Registrant's telephone number, including area code: (949) 753-6100
                                                           --------------

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ITEM 5.  OTHER EVENTS.

On June 8, 1998 (the "Closing Date"), CoCensys, Inc. (the "Company") issued 8,000 shares of Series E Convertible Preferred Stock with a stated value of $1,000 per share (the "Preferred Stock") for an aggregate of $8 million in a private placement pursuant to Regulation D of the Securities Act of 1933, as amended. The following summary of certain terms of the Preferred Stock does not purport to be a complete description of the terms of the Preferred Stock and is qualified in its entirety by reference to the Securities Purchase Agreement (Exhibit 4.1) and Certificate of Powers, Designation, Preferences, Rights and Limitations of Series E Convertible Preferred Stock (Exhibit 4.2), among other exhibits, filed with and incorporated by reference in this Current Report on Form 8-K.

Each share of Preferred Stock is convertible into the number of shares of the Company's common stock (the "Common Stock") equal to (a) the stated value ($1,000) plus any accrued and unpaid dividends on the date of conversion divided by (b) the "Conversion Price," which equals the lesser of (i) the average of the three lowest trading prices during the fifteen trading day period ending one trading day prior to the conversion, multiplied by 100% (until October 8, 1998) or 90% (after October 8, 1998), or (ii) $3.93.

The Preferred Stock accrues a 7.5% dividend until converted, subject to reduction in dividend rate to (i) 5.5%, if the Common Stock trades at or above $4.05 per share for ten consecutive trading days, (ii) 3.5%, if the Common Stock trades at or above $4.95 per share for ten consecutive trading days and (iii) 1.5%, if the Common Stock trades at or above $6.00 per share for ten consecutive trading days, in each case so long as the price threshold is met. Dividends are payable quarterly in cash or, at the election of the Company, by adding the amount of the dividend to the conversion value of the Preferred Stock.

The holders of the Preferred Stock are subject to limits on the number of shares they can convert at any one time. Until October 8, 1998, if the Common Stock trades below $4.00 per share for ten consecutive trading days, the holders of Preferred Stock thereafter may only convert into a number of shares of Common Stock less than or equal to the greater of 15% of the current or prior month's trading volume; however, the foregoing restrictions no longer apply on the earlier of (i) October 8, 1998 or (ii) if the Common Stock again trades above $4.00 per share for ten consecutive trading days. In addition, the Company can restrict the holders from converting any Preferred Stock on the trading day following any trading day that the closing price for the Common Stock is less than $2.00 per share so long as the Common Stock is trading at less than $2.00 prior to 12:00 noon of such following trading day, but limited to no more than 40 trading days in any 12 month period. If the closing price for the Common Stock is less than $2.00 per share for 20 consecutive trading days, the right to restrict conversions will be forever waived unless the Company agrees to adjust the exercise price on one-half of the warrants issued in the transaction (as described below) to the low trading price during such 20 trading day period. Subject to the foregoing restrictions, the Preferred Stock may be converted into Common Stock at any time at the election of the holder, and automatically converts on June 8, 2001 if not converted earlier.


                                     Page 2 of 99

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In connection with sale of the Preferred Stock, the Company granted to the investors five-year warrants to purchase an aggregate of 350,000 shares of Common Stock at $4.50 per share (the "Initial Warrants"). In addition, if the holders have converted less than 35% of the Preferred Stock on November 8, 1998, the holders will receive additional warrants to purchase an aggregate of 100,000 shares at 125% of the closing price of the Common Stock on the last trading day prior to November 8, 1998 (the "Additional Warrants" and, collectively with the Initial Warrants, the "Warrants").

The Company has agreed to file a registration statement with the Commission on Form S-3 within 30 days following the Closing Date to register the resale of the shares of Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants, and to list such shares on the Nasdaq National Market (under the Company's symbol, COCN). During the period beginning 90 days after the Commission declares the registration statement effective, and ending 360 days after that declaration, the Company is obligated to sell, and the investors are obligated to purchase, an additional $2 million in Preferred Stock subject to, among other things, the closing price for the Common Stock being greater than $3.75 per share for 10 consecutive trading days.

If at any time the number of shares issued on conversion of Preferred Stock equals 19.99% of the number of shares of Common Stock outstanding as of the Closing Date, and if the Company is then prevented from issuing additional shares of Common Stock on conversion of the Preferred Stock without obtaining the approval of the Company's stockholders in accordance with Nasdaq requirements, then the Company is required to redeem the Preferred Stock at 110% of the value of Common Stock into which the Preferred Stock is then convertible. The Company may also redeem the Preferred Stock in connection with an acquisition, merger or other change of control, and may be required to redeem the Preferred Stock at the election of the holder under certain events of default, in each case at the greater of 130% of par (including accrued dividends) or 100% of the value of Common Stock into which the Preferred Stock is then convertible.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Not applicable.

     (b)  Not applicable.

     (c) EXHIBITS. The following exhibits are attached to this Current Report on Form 8-K:


                                                                      Sequential
     Exhibit   Description                                            Page Start
     -------   -----------                                            ----------
     4.1       Securities Purchase Agreement dated June 8, 1998,
               among the Company and the purchasers set forth
               therein.                                                     5
     4.2       Certificate of Powers, Designation, Preferences,
               Rights and Limitations of Series E Convertible
               Preferred Stock.                                            31
     4.3       Form of Stock Purchase Warrant (Initial Warrants).          55


                                     Page 3 of 99

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
                                                                      Sequential
     Exhibit   Description                                            Page Start
     -------   -----------                                            ----------
     4.4       Registration Rights Agreement dated June 8, 1998,
               among the Company and the purchasers set forth
               therein.                                                    67
     4.5       Form of Stock Purchase Warrant (Additional Warrants).       86
     99.1      Press Release entitled "CoCensys, Inc. Raises
               $8 Million Through the Issuance of Preferred Stock,"
               dated June 9, 1998.                                         98



                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COCENSYS, INC.
                                        --------------
                                        (Registrant)


Date:  June 17, 1998                    By:  /s/ Peter E. Jansen
                                             -----------------------------------
                                             Peter E. Jansen, Vice President and
                                             Chief Financial Officer


                                     Page 4 of 99